                                                                    EXHIBIT 10.A

                           FINOVA CAPITAL CORPORATION

                    SECOND AMENDMENT DATED AS OF MAY 11, 1995
             TO SIXTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

                 This SECOND AMENDMENT TO SIXTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") is dated as of MAY 11, 1995 and entered into by and among FINOVA CAPITAL CORPORATION, a Delaware corporation (formerly, Greyhound Financial Corporation, hereinafter the "Company"), the undersigned lenders (collectively the "Lenders"), the undersigned Agents, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANK OF MONTREAL, CHEMICAL BANK, CITIBANK, N.A., and NATIONAL WESTMINSTER BANK USA, individually and as agents (the "Agents") for the Lenders hereunder, and CITIBANK, N.A., a national banking association, as administrative agent (the "Administrative Agent") for the Lenders hereunder, and is made with reference to that certain Sixth Amendment and Restatement dated as of May 16, 1994 of Credit Agreement dated as of May 31, 1976, by and among the Company, the Lenders, the Agents and the Administrative Agent, as amended by a First Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of September 30, 1994 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 WHEREAS, the Effective Date of the Credit Agreement is May 24, 1994, and the Termination Date is, without giving effect to this Amendment, May 24, 1997;

                 WHEREAS, the Company has requested that the Termination Date be extended for one year and that certain covenants be amended as set forth herein;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                 SECTION 1.  EXTENSION OF TERMINATION DATE

                 The Company hereby requests that the Termination Date be extended for one year to May 24, 1998 as contemplated by Section 2.17 of the Credit Agreement. Each Lender executing this Amendment shall be deemed to have elected to consent to such extension for the purposes of Section 2.17 of the Credit Agreement.

                 SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT

                 A. REFERENCES TO GREYHOUND FINANCIAL CORPORATION AND GFC FINANCIAL CORPORATION. The Credit Agreement is hereby amended by deleting all references to "Greyhound Financial Corporation" and substituting therefor references to "FINOVA Capital Corporation" and deleting all references to "GFC Financial Corporation" and substituting therefor references to "The FINOVA Group Inc."

                 B. AMENDMENTS TO SECTION 2.11: INCREASES OF COMMITMENTS.
Section 2.11 of the Credit Agreement is hereby amended by deleting the heading of such Section and substituting therefor a heading reading "Reduction and Increase of the Commitments" and adding at the end thereof the following clause
(c):

          "(c) At any time, if no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both, the Company may, with the consent of any Lender, increase the Commitment of such Lender provided that such increase in the Commitment of such Lender shall be effective upon the receipt by the Administrative Agent of a commitment increase letter in substantially the form of Exhibit G hereto (each a "Commitment Increase Letter"). No Lender shall have any obligation to agree to any increase in its Commitment and such agreement shall be at the sole discretion of each such Lender."

                 C. AMENDMENT TO SECTION 4.01(G): REPORTING OF PAST DUE ACCOUNTS. Section 4.01(g) of the Credit Agreement is hereby amended by deleting the reference to the amount of $20,000,000 and substituting therefor reference to the amount of $30,000,000.

                 D. AMENDMENT TO SECTION 4.02(A): RATIO OF INDEBTEDNESS TO STOCKHOLDER'S EQUITY. Section 4.02(a) of the Credit Agreement is hereby amended by deleting the phrase reading "total outstanding Indebtedness of the Company and its consolidated subsidiaries to Stockholder's Equity" and substituting therefor the phrase "(a) an amount equal to (x) total outstanding Indebtedness of the Company and its consolidated subsidiaries less (y) the cash and cash equivalents of the Company and its consolidated subsidiaries, except funds held in escrow, to (b) Stockholder's Equity".

                 E. AMENDMENT TO EXHIBITS: EXHIBIT G. The Credit Agreement is further amended by annexing as Exhibit G thereto Exhibit G as annexed hereto.

                 SECTION 3.       COMPANY'S REPRESENTATIONS AND WARRANTIES

                 To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the

Company represents and warrants to each Lender that the following statements are true, correct and complete:

                 A. CORPORATE POWER AND AUTHORITY. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

                 B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

                 C. NO CONFLICT. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or its Subsidiaries, the certificate of incorporation or bylaws of the Company or any order, judgment or decree of any court or other agency of government binding on the Company or its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Company or its Subsidiaries (other than the parties hereto).

                 D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                 E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

                 F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 3.01 of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.

                 SECTION 4.       CONDITIONS TO EFFECTIVENESS

                 Section 2 of this Amendment shall become effective on the first date on which all of the following conditions precedent shall have been satisfied (such date being referred to herein as the "Second Amendment Effective Date"):

                 A. On or before the Second Amendment Effective Date, the Company shall deliver to the Lenders (or to the Agents with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

                    1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                    2. Signature and incumbency certificates of its officers executing this Amendment; and

                    3. Executed copies of this Amendment.

                 B. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Lenders, and their counsel shall be satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

                 SECTION 5.  MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the

         "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Agent or any Lender under, the Credit Agreement or the Notes.

                 B. FEES AND EXPENSES. The Company acknowledges that all costs, fees and expenses as described in Section 8.05 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

                 C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Company and Majority Lenders.


                  [Remainder of page intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                             The Company:

                                             FINOVA CAPITAL CORPORATION


                                             By  /s/  Robert J. Fitzsimmons
                                                 ------------------------------
                                             Title  Senior Vice President -
                                                    ---------------------------
                                                      Treasurer
                                                    ---------------------------


                                             By  /s/  Meilee Smythe
                                                 ------------------------------
                                             Title  Vice President -
                                                    ---------------------------
                                                      Assistant Treasurer
                                                    ---------------------------


                                             The Lenders:


                                                  CITIBANK, N.A. (Individually
                                                  and as an Agent and
                                                  Administrative Agent)


                                                  By  /s/  Barbara A. Cohen
                                                  -----------------------------
                                                  Title  Vice President
                                                         ----------------------


                                                  BANK OF AMERICA NATIONAL TRUST
                                                  AND SAVINGS ASSOCIATION


                                                  By  /s/
                                                      -------------------------
                                                  Title  Managing Director
                                                         ----------------------


                                                  BANK OF AMERICA NATIONAL TRUST
                                                  AND SAVINGS ASSOCIATION (as an
                                                  Agent)


                                                  By  /s/
                                                      -------------------------
                                                  Title  Managing Director
                                                          ---------------------


                                                  BANK OF MONTREAL (Individually
                                                  and as an Agent)


                                                  By  /s/
                                                      -------------------------
                                                  Title
                                                         ----------------------

                                                  CHEMICAL BANK (Individually
                                                  and as an Agent)


                                                  By /s/ P.A. Parker
                                                     ---------------------------
                                                  Title
                                                        ------------------------


                                                  NATIONAL WESTMINSTER BANK USA
                                                  (Individually and as an Agent)


                                                  By /s/ Andrea L. Lee
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  BANK OF AMERICA ILLINOIS


                                                  By /s/
                                                     ---------------------------
                                                  Title Managing Director
                                                        ------------------------


                                                  THE CHASE MANHATTAN BANK
                                                  (NATIONAL ASSOCIATION)


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  CREDIT SUISSE


                                                  By /s/ Marilou Palenzuela
                                                     ---------------------------
                                                  Title Member Senior Management
                                                        ------------------------


                                                  By /s/ Lori S. Jenner
                                                     ---------------------------
                                                  Title Associate
                                                        ------------------------


                                                  THE INDUSTRIAL BANK OF JAPAN,
                                                  LIMITED, LOS ANGELES AGENCY


                                                  By /s/
                                                     ---------------------------
                                                  Title Senior Vice President
                                                        ------------------------
                                                          & Senior Manager
                                                        ------------------------

                                                  NATIONSBANK OF GEORGIA, N.A.


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  UNION BANK OF SWITZERLAND LOS
                                                  ANGELES BRANCH


                                                  By /s/ Robert A. McKerroll Jr.
                                                     ---------------------------
                                                  Title Assistant Vice President
                                                        ------------------------


                                                  By /s/ Philip A. Stephens
                                                     ---------------------------
                                                  Title Assistant Vice President
                                                        ------------------------


                                                  WESTDEUTSCHE LANDESBANK
                                                  GIROZENTRALE - NEW YORK AND
                                                  CAYMAN ISLANDS BRANCHES


                                                  By /s/
                                                     ---------------------------
                                                  Title Managing Director
                                                        ------------------------


                                                  By /s/ Laura Spichiger
                                                     ---------------------------
                                                  Title Associate
                                                        ------------------------


                                                  CREDIT LYONNAIS
                                                  SAN FRANCISCO BRANCH


                                                  By /s/ William J. Fischer
                                                     ---------------------------
                                                  Title Vice President & Manager
                                                        ------------------------


                                                  FIRST INTERSTATE BANK OF
                                                  ARIZONA, N.A.


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  NATIONAL WESTMINSTER BANK PLC


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------

                                                  ROYAL BANK OF CANADA


                                                  By /s/ Tom J. Oberaigner
                                                     ---------------------------
                                                  Title Manager
                                                        ------------------------


                                                  SOCIETE GENERALE


                                                  By /s/ J. Staley Stewart
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  BANK ONE, ARIZONA, N.A.


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  DRESDNER BANK AG LOS ANGELES
                                                  AGENCY


                                                  By /s/ Dennis G. Blank
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  By /s/ Sidney S. Jordan
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  UNION BANK


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  THE LONG-TERM CREDIT BANK OF
                                                  JAPAN, LTD., LOS ANGELES
                                                  AGENCY


                                                  By /s/ Y. Kamisawa
                                                     ---------------------------
                                                  Title
                                                        ------------------------


                                                  By /s/
                                                     ---------------------------
                                                  Title
                                                        ------------------------

                                                  THE MITSUBISHI TRUST AND
                                                  BANKING CORPORATION, ACTING
                                                  THROUGH ITS LOS ANGELES AGENCY


                                                  By /s/
                                                     ---------------------------
                                                  Title Senior Vice President
                                                        ------------------------
                                                          & Chief Manager
                                                        ------------------------


                                                  ARAB BANKING CORPORATION


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President & Manager
                                                        ------------------------


                                                  THE BANK OF NOVA SCOTIA


                                                  By /s/
                                                     ---------------------------
                                                  Title Officer
                                                        ------------------------


                                                  FIRST FIDELITY BANK, NATIONAL
                                                  ASSOCIATION


                                                  By /s/ Wynelle Farlow
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  BANK HAPOALIM, B.M.,
                                                  LOS ANGELES BRANCH


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  BANK OF AMERICA ARIZONA


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------

                                                  BANK OF HAWAII


                                                  By /s/ Joseph J. Donaldson
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  BANQUE NATIONALE DE PARIS


                                                  By /s/ C. Morio
                                                     ---------------------------
                                                  Title Senior Vice President
                                                        ------------------------
                                                          & Manager
                                                        ------------------------


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  COMERICA BANK


                                                  By /s/
                                                     ---------------------------
                                                  Title Assistant Vice President
                                                        ------------------------


                                                  CREDIT AGRICOLE


                                                  By /s/ David Bouhl
                                                     ---------------------------
                                                  Title Executive Vice President
                                                        ------------------------


                                                  DG BANK DEUTSCHE
                                                  GENOSSENSCHAFTSBANK


                                                  By /s/ Karen A. Brinkman
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------

                                                  By /s/ Robert B. Herber
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  KREDIETBANK N.V.


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  By /s/ Robert Shauffer
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------

                                                  NBD BANK, N.A.


                                                  By /s/ Daniel J. Clarke, Jr.
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  ISTITUTO BANCARIO SAN PAOLO DI
                                                  TORINO S.P.A.


                                                  By /s/
                                                     ---------------------------
                                                  Title Branch Manager
                                                        ------------------------


                                                  By /s/
                                                     ---------------------------
                                                  Title Assistant Vice President
                                                        ------------------------


                                                  THE SANWA BANK, LIMITED, LOS
                                                  ANGELES BRANCH


                                                  By /s/
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  UNITED STATES NATIONAL BANK
                                                  OF OREGON


                                                  By /s/ Timothy A. Miller
                                                     ---------------------------
                                                  Title Credit Officer
                                                        ------------------------


                                                  ABN AMRO BANK N.V., LOS
                                                  ANGELES INTERNATIONAL BRANCH


                                                  By /s/ Ellen M. Coleman
                                                     ---------------------------
                                                  Title Assistant Vice President
                                                        ------------------------


                                                  By /s/ John A. Miller
                                                     ---------------------------
                                                  Title Vice President
                                                        ------------------------


                                                  BANK OF IRELAND


                                                  By /s/
                                                     ---------------------------
                                                  Title Assistant Treasurer
                                                        ------------------------

                                              THE BANK OF CALIFORNIA, N.A.


                                              By  /s/
                                                   ----------------------------
                                              Title
                                                    ---------------------------


                                              FUJI BANK, LTD.


                                              By  /s/  Nobuhiro Umemura
                                                  -----------------------------
                                              Title  Joint General Manager
                                                     --------------------------


                                              THE SAKURA BANK, LTD.


                                              By  /s/  Ofusa Sato
                                                  -----------------------------
                                              Title  Assistant General Manager
                                                     --------------------------
                                                       & Senior Vice President
                                                     --------------------------


                                              BANQUE PARIBAS


                                              By  /s/
                                                  -----------------------------
                                              Title  Senior Vice President
                                                     --------------------------


                                              By  /s/
                                                  -----------------------------
                                              Title  Vice President
                                                     --------------------------


                                              COMPAGNIE FINANCIERE DE
                                              CIC ET DE L'UNION EUROPEENNE


                                              By  /s/  Albert M. Calo
                                                  -----------------------------
                                              Title  Vice President
                                                     --------------------------


                                              By  /s/  Eric Longuet
                                                  -----------------------------
                                              Title  Vice President
                                                     --------------------------


                                              THE SUMITOMO BANK, LIMITED,
                                              LOS ANGELES BRANCH


                                              By  /s/
                                                   ----------------------------
                                              Title  General Manager
                                                      -------------------------


                                              DEUTSCHE BANK AG NEW YORK
                                              AND/OR CAYMAN ISLANDS BRANCHES

                                              By  /s/  Christopher de Chabert
                                                  -----------------------------
                                              Title  Assistant Vice President
                                                     --------------------------

                                              By /s/ Gayma Z. Shiorarain
                                                 ---------------------------
                                              Title Vice President
                                                    ------------------------


                                              COMMERZBANK AG,
                                              LOS ANGELES BRANCH


                                              By /s/ Steven F. Larsen
                                                 ---------------------------
                                              Title Vice President
                                                    ------------------------



                                              By /s/ Christian Jagenberg
                                                 ---------------------------
                                              Title Senior Vice President
                                                    ------------------------
                                                      & General Manager
                                                    ------------------------



                                              THE DAI-ICHI KANGYO BANK, LTD.
                                              LOS ANGELES AGENCY


                                              By /s/ Tomohiro Nozaki
                                                 ----------------------------
                                              Title Senior Vice President
                                                    -------------------------
                                                      & Joint General Manager
                                                    -------------------------


                                              MONTE DEI PASCHI DI SIENA


                                              By /s/ S.M. Sondak
                                                 -----------------------------
                                              Title First Vice President
                                                    --------------------------
                                                      & Deputy General Manager
                                                    --------------------------

                                              By /s/ Brian R. Landy
                                                 -----------------------------
                                              Title Vice President
                                                    --------------------------


                                              THE SUMITOMO TRUST AND BANKING
                                              CO., LTD., LOS ANGELES AGENCY


                                              By /s/ Magayuki Imanaka
                                                 ----------------------------
                                              Title Senior Manager
                                                    -------------------------


                                              LLOYDS BANK PLC


                                              By /s/ Windsor R. Davies
                                                 ----------------------------
                                              Title Vice President & Manager
                                                    -------------------------


                                              By /s/
                                                 ----------------------------
                                              Title Senior Vice President
                                                    -------------------------


                                              CHIBA BANK, LTD.


                                              By /s/ Kazuaki Kondo
                                                 ----------------------------
                                              Title General Manger
                                                    -------------------------

                                    EXHIBIT G

                   [LETTERHEAD OF FINOVA CAPITAL CORPORATION]

                             INCREASE OF COMMITMENT


                                                                          , 19
                                                  ------------------------    --

Citibank, N.A., as Administrative Agent
     c/o Citicorp USA, Inc.
     One Sansome Street
     San Francisco, California  94104
     Attention:  Loan Administration

Ladies and Gentlemen

              In accordance with Section 2.11(c) of the Sixth Amendment and Restatement dated as of May 16, 1994 of Credit Agreement dated as of May 31, 1976, as heretofore amended (the "Credit Agreement"; terms defined therein being used herein as therein defined), among the undersigned, the Lenders parties thereto, Bank of America National Trust and Savings Association, Bank of Montreal, Chemical Bank, Citibank, N.A. and National Westminster Bank USA, as Agents, and Citibank, N.A., as Administrative Agent, the undersigned hereby
notifies you of the increase of [$         ] to [NAME OF INCREASING BANK]'s
Commitment which shall result in [NAME OF INCREASING BANK]'s net Commitment
equalling [$      ].

              The undersigned hereby certifies, on behalf of the Company that the representations and warranties contained in Section 3.01 of the Credit Agreement are true and accurate as though made on and as of the date hereof (except to the extent any representation and warranty is expressly made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such specific date).

              Such increase of the Commitment of [NAME OF INCREASING BANK] shall be subject to [NAME OF INCREASING BANK]'s execution of a counterpart of this
notice on or before                    , 19  , and shall become effective as of
             , 19  .

                                                   Very truly yours,


                                                   FINOVA CAPITAL
                                                     CORPORATION


                                                   By
                                                      --------------------------
                                                      Title:

              The undersigned agrees to the increase of its Commitment as noticed above.

Date:            , 19                              [NAME OF INCREASING BANK]
      -----------    --
                                                   By
                                                      --------------------------
                                                      Title:



                                       G-2